UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08587

Exact name of registrant as specified in charter:	Jennison 20/20 Focus Fund

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	1/31/2005

Date of reporting period:	1/31/2005

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Jennison 20/20 Focus Fund

JANUARY 31, 2005	ANNUAL REPORT

FUND TYPE

Large-capitalization stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

March 15, 2005

We hope that you find the annual report for the Jennison 20/20 Focus Fund informative and useful. As a JennisonDryden Mutual Fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison 20/20 Focus Fund

Jennison 20/20 Focus Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison 20/20 Focus Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A Shares).

Cumulative Total Returns[1] as of 1/31/05
	One Year	Five Years	Since Inception[2]
Class A	10.43%	5.29%	45.64%
Class B	9.55	1.38	38.46
Class C	9.55	1.38	38.46
Class R	N/A	N/A	8.74
Class Z	10.66	6.65	47.89
S&P 500 Index[3]	6.22	–8.55	***
Russell 1000® Index[4]	6.57	–6.97	****
Lipper Multi-Cap Core Funds Avg.[5]	6.08	6.54	*****

Average Annual Total Returns[1] as of 12/31/04
	One Year	Five Years	Since Inception[2]
Class A	9.94%	–0.34%	5.55%
Class B	10.50	–0.13	5.66
Class C	14.50	0.04	5.66
Class R	N/A	N/A	N/A
Class Z	16.61	1.05	6.71
S&P 500 Index[3]	10.87	–2.30	2.54
Russell 1000® Index[4]	11.40	–1.76	2.97
Lipper Multi-Cap Core Funds Avg.[5]	11.05	0.38	4.15

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class R and Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

1Source: Prudential Investments LLC and Lipper Inc. Class R has been in existence for less than one year, therefore no average annual returns are presented. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, Class B, Class C, and Class Z, 7/1/98; Class R, 6/14/04.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

4The Russell 1000® Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000® Index.

5The Lipper Multi-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Russell 1000® Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, Russell 1000® Index, and Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

***S&P 500 Index Closest Month-End to Inception cumulative total returns as of 1/31/05 are 14.84% for Class A, Class B, Class C, and Class Z. S&P 500 Index Closest Month-End to Inception cumulative total returns as of 1/31/05 are 4.57% for Class R.

****Russell 1000® Index Closest Month-End to Inception cumulative total returns as of 1/31/05 are 17.92% for Class A, Class B, Class C, and Class Z. Russell 1000® Index to Closest Month-End to Inception cumulative total returns as of 1/31/05 are 5.09% for Class R.

*****Lipper Multi-Cap Core Funds Average Closest Month-End to Inception cumulative total returns as of 1/31/05 are 32.48% for Class A, Class B, Class C, and Class Z. Lipper Multi-Cap Core Funds Average Closest Month-End to Inception cumulative total returns as of 1/31/05 are 4.83% for Class R.

Jennison 20/20 Focus Fund	3

Your Fund’s Performance (continued)

Five Largest Growth Holdings expressed as a percentage of net assets as of 1/31/05
Google, Inc. Internet Software & Services	3.1%
General Electric Co. Industrial Conglomerates	2.6
Electronic Arts, Inc. Software	2.6
Yahoo!, Inc. Internet Software & Services	2.5
Merrill Lynch & Co., Inc. Capital Markets	2.5

Holdings reflect only long-term investments and are subject to change.

Five Largest Value Holdings expressed as a percentage of net assets as of 1/31/05
Xerox Corp., Office Electronics	4.0%
Schlumberger Ltd., Energy Equipment & Services	3.6
TXU Corp. Electric Utilities	3.3
Suncor Energy, Inc. Oil & Gas	3.3
Nexen, Inc. Oil & Gas	3.1

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 1/31/05
Industrial Conglomerates	7.9%
Energy Equipment & Services	6.6
Oil & Gas	6.4
Internet Software & Services	5.6
Capital Markets	5.0

Industry weightings reflect only long-term investments and are subject to change.

4	Visit our website at www.jennisondryden.com

Investment Adviser’s Report

Jennison Associates LLC

Basic strategy and performance overview

The underlying strategy of the Jennison 20/20 Focus Fund is to combine two concentrated portfolios, each managed in a consistent style-specific manner. Our goal is to reduce the volatility that would normally result when a single style is followed through shifting markets. For the 12-month period ended January 31, 2005, the Fund outperformed both the S&P 500 Index and the Russell 1000 Index by about 4 percentage points. Style-specific benchmarks are more appropriate for discussions of the Fund’s segments. Over the 12-month reporting period, the Russell 1000 Value Index outperformed the Russell 1000 Growth Index by more than 10 percentage points.

Performance review

Growth portfolio

The growth segment outperformed the Russell 1000 Growth Index. The consumer discretionary sector had the largest impact on its return, with the energy and information technology sectors also making strong contributions. Returns in almost every sector were positive; only the segment’s telecommunication services and financials sectors were marginally negative. Information technology holdings led the strong performance, outpacing the style benchmark by more than 4 percentage points. The segment was less exposed to the strong-performing consumer staples sector than the Russell 1000 Growth Index, and this held down relative performance. The segment’s financials lagged the respective style index sector due to its exposure to insurance company American International Group (AIG).

The performance of the growth segment’s information technology holdings varied. Apple Computer, Marvell Technology, and Electronic Arts were among its strongest performers, while semiconductor and semiconductor-related holdings Agilent Technologies, Texas Instruments, Cisco Systems, and Intel declined. Apple Computer led performance by a large margin on the basis of several consecutive quarters of earnings that far exceeded expectations. Earnings were driven by the continued strength of iPod sales. These created a “halo effect” for the Macintosh, whose sales also contributed significantly to earnings. We believe Apple’s strong financial position and new products should allow it to gain market share.

The broad slide in semiconductors hurt some technology positions. The weakest performer was Agilent Technologies. It also suffered from a build-up of wireless handsets, particularly in China, which caused orders for testing equipment to fall. Agilent not only makes semiconductor products for wireless handsets, but also has a big portion of the market for handset testers. We believe it should be well positioned once the inventory is cleaned up. Moreover, Agilent’s revenue declines in these areas were much less severe than those of its peers, showing its rising market share.

Jennison 20/20 Focus Fund	5

Investment Adviser’s Report (continued)

Jennison Associates LLC

Consumer discretionary holdings Starbucks and eBay were also strong performers. Starbucks had healthy U.S. and international expansion and strong same-store sales. eBay also has had success both domestically and internationally. We remain confident in eBay’s management team and capability to generate operating margins and earnings growth from its international business and Paypal unit, an on-line payment system it acquired in October 2002.

Oil services company BJ Services benefited from the unabated drilling activity that has occurred to address supply-demand imbalances in the oil and natural gas markets and the rising prices for oil and natural gas.

The growth segment was affected by the fall of AIG shares. Like other insurance stocks, AIG was hurt by New York Attorney General Spitzer’s investigation into the industry’s bid rigging and price collusion with insurance broker Marsh & McLennan. We closed the position because we felt it had too much risk for a concentrated portfolio.

Value portfolio

The value segment outperformed the Russell 1000 Value Index. The utilities sector led return and outperformed the style index’s utilities sector, with the energy sector also making a strong positive contribution to return. All sectors, with the exception of consumer staples and telecommunication services, finished with positive total return. Healthcare positions also outperformed the corresponding Russell 1000 Value sector. The main disappointments were in consumer staples, where Altria Group and Kroger positions declined.

Utilities holding TXU (see Comments on Largest Holdings—Value Portfolio) led performance by a large margin. The firm’s dramatic restructuring, designed by new CEO John Wilder (formerly Entergy’s Chief Financial Officer), led to stronger earnings than even the most bullish analysts expected. We believe that TXU’s rapid transformation will create an integrated energy merchant with superior earnings growth potential, free cash flow, and financial flexibility. After the end of the Fund’s reporting period, TXU again raised its guidance for future earnings. We believe its stock price still does not reflect the full potential earnings impact from Wilder’s restructuring.

A position in CIGNA drove performance in the healthcare sector as its share price reflected investors’ growing confidence in its turnaround efforts. Holdings in the oil & gas and energy equipment & services industries generated strong returns, driven by rising prices for oil and natural gas and by the continued drilling activity to address supply-demand imbalances. We believe they will continue to benefit from rising oil prices. Suncor Energy and Smith International (see Comments on Largest Holdings—Value Portfolio for both) were among the larger contributors to this fiscal year’s return.

6	Visit our website www.jennisondryden.com

The segment’s performance was hurt by positions in Altria Group, formerly known as Philip Morris, and the supermarket retailing chain Kroger. We sold the Altria position in May after two negative court decisions. Although we had faith in Altria’s long-term restructuring plan, we felt the short-term risk was too high for a concentrated portfolio. We continue to hold the position in Kroger for several reasons. First, most of Kroger’s stores already compete with Wal-Mart, and Kroger has been aggressive about lowering prices to compete. As a result, the incremental competition from Wal-Mart is low. Second, the recent increase in food-price inflation is good for supermarkets because they can raise their prices slightly higher than the underlying inflation rate and expand their margins. This is just beginning to happen. Moreover, resolution of strikes in Southern California in 2004 in the industry’s favor may lead to improvements in its costs. Finally, management is showing improved capital discipline, having cut capital expenditures without reducing growth forecasts. We continue to like the story and expect the stock to be a strong performer for the Fund.

Looking ahead

Growth perspective. We expect earnings growth for 2005 in the mid-teens for the companies held in the growth segment of the Fund. This compares favorably with the 6% to 8% forecasted for the companies in the S&P 500 Index. We believe that the shares in our growth segment are priced at a reasonable premium to the market, so that such earnings growth can drive favorable portfolio performance. We continue to invest in companies we believe have superior long-term business fundamentals that should provide them with sustainable growth opportunities.

Value perspective. It appears the global economy is poised to grow, albeit at a more modest pace than in 2004. We continue to look for attractively valued stocks with strong free cash flow and steadily rising earnings. We are particularly interested in companies that can produce steady growth regardless of the economic climate rather than companies with explosive growth that they may be unable to sustain. We remain confident that energy supply and demand are in long-term imbalance. Although we are comfortable with the long-term fundamentals, we have reduced our energy sector weighting somewhat, taking profits in some positions that had substantial gains.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Jennison 20/20 Focus Fund	7

Comments on Largest Holdings—Growth Portfolio

Holdings expressed as a percentage of the Fund’s net assets as of 1/31/05.

3.1%	Google, Inc./Internet Software & Services

Google sells advertising on its Internet search tools. Its performance is well ahead of expectations, due to a sound business model and strong earnings growth both domestically and internationally, particularly in Europe. We believe the positive trends should continue.

2.6%	General Electric Co. (GE)/Industrial Conglomerates

GE is a diversified conglomerate. We expect that after several years of lackluster earnings, strength in its industrial businesses can drive accelerated growth. We also believe that earnings can rise over the next year or two in GE’s energy, transportation, and commercial/consumer finance divisions. In addition, investors may be willing to pay a higher multiple of earnings should businesses that are expected to be stable as the economic recovery matures instead produce positive earnings surprises. We believe that GE should be able to increase its earnings by 15% or more for the next two years, more than double the expected S&P 500 earnings growth, in contrast to its less than 5% growth in the past few years.

2.6%	Electronic Arts, Inc./Software

Electronic Arts is a video game publisher. It has been a strong performer for many consecutive months due to exclusive deals with the NFL and ESPN that have essentially removed competition. We believe the resulting pricing power will increase the firm’s earnings.

2.5%	Yahoo!, Inc./Internet Software & Services

Yahoo! primarily sells advertising on its Internet portal and tools. Its earnings have exceeded expectations, with growth in both the international and domestic arenas. International business continues to grow at a much faster pace than domestic. We particularly like Yahoo!’s dominance in Asia, a fast-growing market.

2.5%	Merrill Lynch & Co., Inc./Capital Markets

Merrill Lynch provides investment, financing, advisory, insurance, and related products and services globally. We think it is well managed and should continue to expand its margins. The company may also be a prime beneficiary of the return of the retail investor to the stock market.

Holdings reflect only long-term investments and are subject to change.

8	Visit our website www.jennisondryden.com

Comments on Largest Holdings—Value Portfolio

Holdings expressed as a percentage of the Fund’s net assets as of 1/31/05.

4.0%	Xerox Corp./Office Electronics

Xerox makes copiers, printers, scanners, and fax machines. We expect its recent massive restructuring to accelerate its revenue growth. Its share price is currently at about 10 times its annual free cash flow per share, and we believe it will rise when revenue growth accelerates.

3.6%	Schlumberger Ltd./Energy Equipment & Services

Schlumberger, an oil field services company, has benefited from the natural gas and oil supply/demand imbalance. As exploration and production companies earned more profits due to rising prices, they were able to spend more on the drilling techniques and expertise that Schlumberger can provide. We believe the supply/demand imbalance should persist for the long term. Oil companies have underspent for decades, exacerbating the tight supplies. Therefore we think this cycle will continue longer than most investors expect.

3.3%	TXU Corp./Electric Utilities

TXU is a large Texas retail electricity provider and also operates power transmission and distribution businesses. We believe that its rapid corporate transformation under CEO John Wilder will create an integrated energy merchant with superior earnings growth potential, free cash flow generation, and financial flexibility. We believe the stock price still does not reflect the full potential earnings impact of Wilder’s restructuring.

3.3%	Suncor Energy, Inc./Oil & Gas

Suncor Energy is primarily engaged in the production of oil from its reserves in the Canadian Athabasca tar sands. Suncor’s huge proven reserve base should allow production to increase with virtually no exploration risk in an environment of rising oil prices. We believe that Suncor, like our other energy holdings, will continue to benefit for the long term from supply/demand imbalances.

3.1%	Nexen, Inc./Oil & Gas

Nexen is an exploration and production company that should be able to increase its production while oil and natural gas prices are rising. Nexen has reserves in the Gulf of Mexico, North Sea, Yemen, Athabasca tar sands, and Canadian coalbed methane. We are focused primarily on the last two, and expect that Nexen will continue to benefit for the long term from supply/demand imbalances.

Holdings reflect only long-term investments and are subject to change.

Jennison 20/20 Focus Fund	9

Fees and Expenses

JANUARY 31, 2005	ANNUAL REPORT

Jennison 20/20 Focus Fund

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on August 1, 2004, at the beginning of the period, and held through the six-month period ended January 31, 2005.

The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs), Section 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. Section 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Jennison 20/20 Focus Fund	11

Fees and Expenses (Unaudited) (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison 20/20 Focus Fund		Beginning Account Value August 1, 2004	Ending Account Value January 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,117	1.29%	$6.86
	Hypothetical	$1,000	$1,019	1.29%	$6.55

Class B	Actual	$1,000	$1,113	2.04%	$10.84
	Hypothetical	$1,000	$1,015	2.04%	$10.33

Class C	Actual	$1,000	$1,113	2.04%	$10.84
	Hypothetical	$1,000	$1,015	2.04%	$10.33

Class R	Actual	$1,000	$1,117	1.54%	$8.19
	Hypothetical	$1,000	$1,017	1.54%	$7.81

Class Z	Actual	$1,000	$1,119	1.04%	$5.54
	Hypothetical	$1,000	$1,020	1.04%	$5.28

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended January 31, 2005, and divided by the 366 days in the Fund’s fiscal year ended January 31, 2005 (to reflect the six-month period).

12	Visit our website at www.jennisondryden.com

Portfolio of Investments

as of January 31, 2005

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.2%
COMMON STOCKS

Aerospace & Defense 2.2%
257,400	Northrop Grumman Corp.	$13,353,912

Biotechnology 2.1%
274,100	Genentech, Inc.(a)(b)	13,077,311

Capital Markets 5.0%
165,600	Lehman Brothers Holdings, Inc.	15,101,064
258,000	Merrill Lynch & Co., Inc.	15,498,060

		30,599,124

Chemicals 2.8%
364,700	E. I. du Pont de Nemours & Co.	17,345,132

Communications Equipment 2.4%
823,200	Cisco Systems, Inc.(a)	14,850,528

Computers & Peripherals 2.5%
199,100	Apple Computer, Inc.(a)	15,310,790

Consumer Finance 2.2%
258,000	American Express Co.	13,764,300

Diversified Financial Services 4.6%
376,600	J. P. Morgan Chase & Co.	14,058,478
349,900	Principal Financial Group, Inc.(b)	14,198,942

		28,257,420

Diversified Telecommunication Services 1.9%
493,600	SBC Communications, Inc.	11,727,936

Electric Utilities 3.3%
297,900	TXU Corp.(b)	20,614,680

Electronic Equipment & Instruments 2.0%
552,700	Agilent Technologies, Inc.(a)	12,220,197

Energy Equipment & Services 6.6%
326,100	Schlumberger, Ltd.	22,187,844
310,300	Smith International, Inc.(a)	18,369,760

		40,557,604

Food Products 2.8%
476,200	Cadbury Schweppes PLC (United Kingdom) (ADR)	17,286,060

See Notes to Financial Statements.

Jennison 20/20 Focus Fund	13

Portfolio of Investments

as of January 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Food & Staples Retailing 4.6%
920,500	The Kroger Co.(a)	$15,740,550
141,300	Whole Foods Market, Inc.	12,635,046

		28,375,596

Health Care Providers & Services 2.5%
195,700	CIGNA Corp.(b)	15,704,925

Hotels, Restaurants & Leisure 1.8%
205,300	Starbucks Corp.(a)(b)	11,086,200

Industrial Conglomerates 7.9%
440,200	General Electric Co.	15,904,426
162,100	Phelps Dodge Corp.(b)	15,610,230
470,000	Tyco International Ltd. (Bermuda)	16,985,800

		48,500,456

Internet & Catalog Retail 2.3%
174,800	eBay, Inc.(a)(b)	14,246,200

Internet Software & Services 5.6%
97,100	Google, Inc. (Class A)(a)(b)	18,995,673
444,100	Yahoo!, Inc.(a)	15,636,761

		34,632,434

Multiline Retail 2.4%
291,600	Target Corp.	14,804,532

Multi-Utilities & Unregulated Power 2.8%
461,600	Sempra Energy	17,180,752

Office Electronics 4.0%
1,550,100	Xerox Corp.(a)	24,615,588

Oil & Gas 6.4%
457,100	Nexen, Inc. (Canada)	18,987,934
640,300	Suncor Energy, Inc. (Canada)	20,489,600

		39,477,534

Paper & Forest Products 2.2%
421,900	Georgia-Pacific Corp.	13,542,990

Personal Products 2.1%
292,200	Estee Lauder Cos., Inc. (Class A)	13,189,908

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Pharmaceuticals 4.1%
154,000	Eli Lilly & Co.	$8,352,960
360,900	Novartis AG (Switzerland) (ADR)	17,279,892

		25,632,852

Semiconductors & Semiconductor Equipment 1.7%
309,900	Marvell Technology Group, Ltd. (Bermuda)(a)	10,366,155

Software 2.6%
246,200	Electronic Arts, Inc.(a)(b)	15,840,508

Specialty Retail 2.5%
717,100	Toys ‘R’ Us, Inc.(a)	15,381,795

Wireless Telecommunication Services 1.3%
291,600	Nextel Communications, Inc. (Class A)(a)	8,366,004

	Total long-term investments (cost $495,932,193)	599,909,423

SHORT-TERM INVESTMENTS 16.8%

Money Market Mutual Fund 16.7%
	Dryden Core Investment Fund - Taxable Money Market Series(c)
103,448,489	(cost $103,448,489; Note 3)	103,448,489

Principal Amount (000)

Repurchase Agreement 0.1%
556	State Street Bank & Trust Co. Repurchase Agreement dated 1/31/05, 0.50%, due 2/1/05(d) (cost $556,000)	556,000

	Total short-term investments (cost $104,004,489)	104,004,489

	Total Investments 114.0% (cost $599,936,682; Note 5)	703,913,912
	Liabilities in excess of other assets (14.0%)	(86,609,427)

	Net Assets 100%	$617,304,485

The following abbreviation is used in the portfolio descriptions:

 ADR—American Depositary Receipt.

(a)	Non-income producing security.
(b)	Portion of securities on loan with an aggregate market value of $87,343,251; cash collateral of $88,055,033 was received with which the portfolio purchased highly liquid short-term investments.
(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(d)	Repurchase price of $556,008. Collateralized by $520,000 U.S. Treasury Bond with a rate of 5.25%, maturity date of 2/15/29, and aggregate market value, including accrued interest, of $587,081.

See Notes to Financial Statements.

Jennison 20/20 Focus Fund	15

The industry classification of portfolio holdings shown as a percentage of net assets as of January 31, 2005 was as follows:

Money Market Mutual Fund	16.7%
Industrial Conglomerates	7.9
Energy Equipment & Services	6.6
Oil & Gas	6.4
Internet Software & Services	5.6
Capital Markets	5.0
Diversified Financial Services	4.6
Food & Staples Retailing	4.6
Pharmaceuticals	4.1
Office Electronics	4.0
Electric Utilities	3.3
Chemicals	2.8
Food Products	2.8
Multi-Utilities & Unregulated Power	2.8
Software	2.6
Computers & Peripherals	2.5
Health Care Providers & Services	2.5
Specialty Retail	2.5
Communications Equipment	2.4
Multiline Retail	2.4
Internet & Catalog Retail	2.3
Aerospace & Defense	2.2
Consumer Finance	2.2
Paper & Forest Products	2.2
Biotechnology	2.1
Personal Products	2.1
Electronic Equipment & Instruments	2.0
Diversified Telecommunication Services	1.9
Hotels, Restaurants & Leisure	1.8
Semiconductors & Semiconductor Equipment	1.7
Wireless Telecommunication Services	1.3
Repurchase Agreement	0.1

114.0
Liabilities in excess of other assets	(14.0)

100.0%

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Financial Statements

JANUARY 31, 2005	ANNUAL REPORT

Jennison 20/20 Focus Fund

Statement of Assets and Liabilities

as of January 31, 2005

Assets
Investments at value, including securities on loan of $87,343,251 (cost $599,936,682)	$703,913,912
Cash	818
Receivable for investments sold	4,242,486
Receivable for Fund shares sold	749,544
Dividends receivable	261,608
Prepaid expenses	10,204

Total assets	709,178,572

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	88,055,033
Payable for investments purchased	1,529,320
Payable for Fund shares reacquired	1,223,601
Management fee payable	394,871
Distribution fee payable	379,238
Accrued expenses	289,647
Deferred trustees’ fees	2,377

Total liabilities	91,874,087

Net Assets	$617,304,485

Net assets were comprised of:
Shares of beneficial interest, at par	$52,838
Paid-in capital in excess of par	591,771,249

591,824,087
Accumulated net investment loss	(3,143)
Accumulated net realized loss on investments and foreign currency transactions	(78,493,689)
Net unrealized appreciation on investments	103,977,230

Net assets, January 31, 2005	$617,304,485

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share
($198,304,357 ÷ 16,434,635 shares of beneficial interest issued and outstanding)	$12.07
Maximum sales charge (5.5% of offering price)	0.70

Maximum offering price to public	$12.77

Class B
Net asset value, offering price and redemption price per share
($324,971,232 ÷ 28,343,549 shares of beneficial interest issued and outstanding)	$11.47

Class C
Net asset value, offering price and redemption price per share
($68,665,025 ÷ 5,988,995 shares of beneficial interest issued and outstanding)	$11.47

Class R
Net asset value, offering price and redemption price per share
($2,800 ÷ 232 shares of beneficial interest issued and outstanding)	$12.07

Class Z
Net asset value, offering price and redemption price per share
($25,361,071 ÷ 2,070,988 shares of beneficial interest issued and outstanding)	$12.25

See Notes to Financial Statements.

Jennison 20/20 Focus Fund	19

Statement of Operations

Year Ended January 31, 2005

Net Investment Loss
Income
Dividends (net of foreign withholding taxes of $66,007)	$7,228,229
Income from securities loaned, net	105,034

Total income	7,333,263

Expenses
Management fee	4,594,560
Distribution fee—Class A	470,141
Distribution fee—Class B	3,374,303
Distribution fee—Class C	692,915
Distribution fee—Class R	6
Transfer agent’s fees and expenses	1,143,000
Reports to shareholders	187,000
Custodian’s fees and expenses	168,000
Registration fees	60,000
Legal fees and expenses	57,000
Audit fee	22,000
Trustees’ fees	17,000
Miscellaneous	30,528

Total expenses	10,816,453

Net investment loss	(3,483,190)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on:
Investment transactions	63,211,029
Foreign currency transactions	947

63,211,976
Net change in unrealized depreciation on investments	(3,064,305)

Net gain on investments	60,147,671

Net Increase In Net Assets Resulting From Operations	$56,664,481

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended January 31,
	2005	2004
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(3,483,190)	$(3,357,212)
Net realized gain on investments	63,211,976	34,723,532
Net change in unrealized appreciation (depreciation) on investments	(3,064,305)	145,890,125

Net increase in net assets resulting from operations	56,664,481	177,256,445

Fund share transactions (Net of share conversions) (Note 6)
Proceeds from shares sold	54,941,122	54,030,421
Cost of shares reacquired	(128,713,400)	(149,266,685)

Net decrease in net assets from Fund share transactions	(73,772,278)	(95,236,264)

Total increase (decrease)	(17,107,797)	82,020,181

Net Assets
Beginning of year	634,412,282	552,392,101

End of year	$617,304,485	$634,412,282

See Notes to Financial Statements.

Jennison 20/20 Focus Fund	21

Notes to Financial Statements

Jennison 20/20 Focus Fund (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund normally invests at least 80% of its total assets in up to 40 equity-related securities of U.S. companies that are selected by the Fund’s two portfolio managers (up to 20 by each) as having strong capital appreciation potential.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at

22	Visit our website at www.jennisondryden.com

maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the fiscal year, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities held at the end of the fiscal year. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the sale and maturities of foreign fixed income investments, the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities

Jennison 20/20 Focus Fund	23

Notes to Financial Statements

Cont’d

identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences

24	Visit our website at www.jennisondryden.com

relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund’s average daily net assets up to and including $1 billion and .70 of 1% of such average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended January 31, 2005.

Each of the two Jennison portfolio managers manages approximately 50% of the Fund’s assets. In general, in order to maintain an approximately equal division of assets between the two portfolio managers, all daily cash inflows (i.e. subscriptions and reinvested distributions) and outflows (i.e. redemptions and expense items) are divided between the two portfolio managers as PI deems appropriate. In addition, periodic rebalancing of the portfolio’s assets may occur to account for market fluctuations in order to maintain an approximately equal allocation between the two portfolio managers.

Jennison 20/20 Focus Fund	25

Notes to Financial Statements

Cont’d

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75% of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. For the year ended January 31, 2005, PIMS contractually agreed to limit such expenses to .25 of 1% and .50% of 1% of the average daily net assets of the Class A shares and Class R shares, respectively.

PIMS has advised the Fund that it has received approximately $182,300 in front-end sales charges resulting from sales of Class A shares during the year ended January 31, 2005. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that it has received approximately $425,000 and $8,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively, during the year ended January 31, 2005.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from February 1, 2004 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion, if necessary. Effective May 1, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds paid a commitment fee of ..08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the

26	Visit our website at www.jennisondryden.com

SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement is October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended January 31, 2005.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended January 31, 2005, the Fund incurred fees of approximately $839,500 for the services of PMFS. As of January 31, 2005, approximately $66,800 of such fees were due to PMFS. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $248,700 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliates of PI, was approximately $84,100 and $130,200, respectively, for the year ended January 31, 2005. As of January 31, 2005, approximately $18,600 of such fees were due to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended January 31, 2005, Wachovia and Prudential Equity Group LLC, an indirect, wholly-owned subsidiary of Prudential, earned $5,755 and $62,981, respectively, in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended January 31, 2005, PIM was compensated approximately $35,000 for these services.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended January 31, 2005, the Fund earned income from the Series by investing its excess cash and collateral received from securities lending of approximately $147,400 and $105,000 (net), respectively.

Jennison 20/20 Focus Fund	27

Notes to Financial Statements

Cont’d

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended January 31, 2005 aggregated $459,018,964 and $546,342,153, respectively.

Note 5. Distributions and Tax Information

In order to present accumulated net investment loss and accumulated net realized loss on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, accumulated net investment loss and accumulated net realized loss on investments. For the year ended January 31, 2005, the adjustments were to decrease accumulated net investment loss by $3,480,047, increase accumulated net realized loss on investments and foreign currency transactions by $947 and decrease paid-in-capital in excess of par by $3,479,100 due to a net operating loss and foreign currency transactions. Net investment loss, net realized gains and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of January 31, 2005 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$600,091,841	$109,921,070	$6,098,999	$103,822,071

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

There were no distributions paid during the years ended January 31, 2005 and January 31, 2004.

As of January 31, 2005, the fund had no undistributed ordinary income or long-term capital gains on a tax basis.

For federal income tax purposes, the Fund had a capital loss carryforward at January 31, 2005, of approximately $78,339,000 of which $9,031,000 expires in 2010 and $69,308,000 expires in 2011. Approximately $52,652,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended January 31, 2005. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund elected to treat net post-October foreign currency losses of approximately $800 incurred in the three month period ended January 31, 2005 as having occurred in the following fiscal year.

28	Visit our website at www.jennisondryden.com

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Prior to March 15, 2004, Class A shares were sold with a front-end sales charge of 5%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Prior to February 2, Class C shares were sold with a front-end sales charge of 1% and a CDSC of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to an initial sales charge and the CDSC for Class C shares will be 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There is an unlimited number of shares of beneficial interest, $.001 par value per share, divided into five classes, designated Class A, Class B, Class C, Class R and Class Z.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended January 31, 2005:
Shares sold	2,094,851	$23,609,693
Shares reacquired	(3,799,426)	(42,796,341)

Net increase (decrease) in shares outstanding before conversion	(1,704,575)	(19,186,648)
Shares issued upon conversion from Class B	1,050,198	12,101,035

Net increase (decrease) in shares outstanding	(654,377)	$(7,085,613)

Year ended January 31, 2004:
Shares sold	2,481,505	$23,429,700
Shares reacquired	(4,480,643)	(41,125,394)

Net increase (decrease) in shares outstanding before conversion	(1,999,138)	(17,695,694)
Shares issued upon conversion from Class B	739,270	6,715,937

Net increase (decrease) in shares outstanding	(1,259,868)	$(10,979,757)

Jennison 20/20 Focus Fund	29

Notes to Financial Statements

Cont’d

Class B	Shares	Amount
Year ended January 31, 2005:
Shares sold	1,254,729	$13,502,433
Shares reacquired	(6,216,057)	(66,581,205)

Net increase (decrease) in shares outstanding before conversion	(4,961,328)	(53,078,772)
Shares reacquired upon conversion into Class A	(1,102,076)	(12,101,035)

Net increase (decrease) in shares outstanding	(6,063,404)	$(65,179,807)

Year ended January 31, 2004:
Shares sold	1,927,731	$17,145,906
Shares reacquired	(7,025,884)	(61,821,879)

Net increase (decrease) in shares outstanding before conversion	(5,098,153)	(44,675,973)
Shares reacquired upon conversion into Class A	(768,747)	(6,715,937)

Net increase (decrease) in shares outstanding	(5,866,900)	$(51,391,910)

Class C
Year ended January 31, 2005:
Shares sold	367,384	$3,957,344
Shares reacquired	(1,330,587)	(14,274,222)

Net increase (decrease) in shares outstanding	(963,203)	$(10,316,878)

Year ended January 31, 2004:
Shares sold	666,631	$5,932,162
Shares reacquired	(2,012,964)	(17,790,915)

Net increase (decrease) in shares outstanding	(1,346,333)	$(11,858,753)

Class R
June 14, 2004(a) through January 31, 2005:
Shares sold	232	$2,500

Net increase (decrease) in shares outstanding	232	$2,500

Class Z
Year ended January 31, 2005:
Shares sold	1,200,411	$13,869,152
Shares reacquired	(446,872)	(5,061,632)

Net increase (decrease) in shares outstanding	753,539	$8,807,520

Year ended January 31, 2004:
Shares sold	809,876	$7,522,653
Shares reacquired	(2,841,068)	(28,528,497)

Net increase (decrease) in shares outstanding	(2,031,192)	$(21,005,844)

(a)	Commencement of offering of Class R shares.

30	Visit our website at www.jennisondryden.com

Financial Highlights

JANUARY 31, 2005	ANNUAL REPORT

Jennison 20/20 Focus Fund

Financial Highlights

Class A
Year Ended January 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.93

Income (loss) from investment operations:
Net investment income (loss)	(.01)
Net realized and unrealized gain (loss) on investments and foreign currencies	1.15

Total from investment operations	1.14

Less Distributions
Distributions from net realized gains	—

Net asset value, end of year	$12.07

Total Return(a):	10.43%
Ratios/Supplemental Data:
Net assets, end of year (000)	$198,304
Average net assets (000)	$188,056
Ratios to average net assets:
Expenses, including distribution fee and service (12b-1) fees(c)	1.27%
Expenses, excluding distribution fee and service (12b-1) fees	1.02%
Net investment income (loss)	(.08)%
For Classes A, B, C, R and Z shares:
Portfolio turnover rate	76%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.
(c)	During each year, the Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Class A
Year Ended January 31,
2004(b)	2003(b)	2002(b)	2001

$8.05	$10.54	$12.06	$13.18

(.01)	(.02)	.02	(.02)
2.89	(2.47)	(1.25)	.24

2.88	(2.49)	(1.23)	.22

—	—	(.29)	(1.34)

$10.93	$8.05	$10.54	$12.06

35.78%	(23.62)%	(10.43)%	2.66%

$186,861	$147,783	$217,075	$254,767
$162,753	$179,093	$225,662	$265,240

1.27%	1.31%	1.27%	1.18%
1.02%	1.06%	1.02%	.93%
(.08)%	(.23)%	.15%	(.12)%

105%	62%	119%	157%

See Notes to Financial Statements.

Jennison 20/20 Focus Fund	33

Financial Highlights

Cont’d

Class B
Year Ended January 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.47

Income (loss) from investment operations:
Net investment loss	(.10)
Net realized and unrealized gain (loss) on investments and foreign currencies	1.10

Total from investment operations	1.00

Less Distributions
Distributions from net realized gains	—

Net asset value, end of year	$11.47

Total Return(a):	9.55%
Ratios/Supplemental Data:
Net assets, end of year (000)	$324,971
Average net assets (000)	$337,430
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.02%
Expenses, excluding distribution and service (12b-1) fees	1.02%
Net investment loss	(.83)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class B
Year Ended January 31,
2004(b)	2003(b)	2002(b)	2001

$7.77	$10.24	$11.81	$13.04

(.07)	(.09)	(.06)	(.11)
2.77	(2.38)	(1.22)	.22

2.70	(2.47)	(1.28)	.11

—	—	(.29)	(1.34)

$10.47	$7.77	$10.24	$11.81

34.75%	(24.12)%	(11.09)%	1.80%

$360,189	$312,898	$499,275	$631,268
$329,735	$401,217	$537,746	$677,578

2.02%	2.06%	2.02%	1.93%
1.02%	1.06%	1.02%	.93%
(.83)%	(.98)%	(.60)%	(.87)%

See Notes to Financial Statements.

Jennison 20/20 Focus Fund	35

Financial Highlights

Cont’d

Class C
Year Ended January 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.47

Income (loss) from investment operations:
Net investment loss	(.10)
Net realized and unrealized gain (loss) on investments and foreign currencies	1.10

Total from investment operations	1.00

Less Distributions
Distributions from net realized gains	—

Net asset value, end of year	$11.47

Total Return(a):	9.55%
Ratios/Supplemental Data:
Net assets, end of year (000)	$68,665
Average net assets (000)	$69,292
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.02%
Expenses, excluding distribution and service (12b-1) fees	1.02%
Net investment loss	(.83)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class C
Year Ended January 31,
2004(b)	2003(b)	2002(b)	2001

$7.77	$10.24	$11.81	$13.04

(.07)	(.09)	(.06)	(.11)
2.77	(2.38)	(1.22)	.22

2.70	(2.47)	(1.28)	.11

—	—	(.29)	(1.34)

$10.47	$7.77	$10.24	$11.81

34.75%	(24.12)%	(11.09)%	1.80%

$72,779	$64,473	$100,519	$123,533
$67,488	$82,289	$106,235	$137,168

2.02%	2.06%	2.02%	1.93%
1.02%	1.06%	1.02%	.93%
(.83)%	(.98)%	(.60)%	(.87)%

See Notes to Financial Statements.

Jennison 20/20 Focus Fund	37

Financial Highlights

Cont’d

	Class R
	June 14, 2004(a) Through January 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.10

Income from investment operations:
Net investment income	—	(c)
Net realized and unrealized gain on investments and foreign currencies	0.97

Total from investment operations	0.97

Net asset value, end of period	$12.07

Total Return(b):	8.74%
Ratios/Supplemental Data:
Net assets, end of period	$2,800
Average net assets	$1,847
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.52	%(e)
Expenses, excluding distribution and service (12b-1) fees	1.02	%(e)
Net investment income	—	(e)(f)

(a)	Commencement of investment operations.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c)	Less than $.005 per share.
(d)	During the period, the Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(e)	Annualized.
(f)	Less than .005%.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

This Page Intentionally Left Blank

Financial Highlights

Cont’d

Class Z
Year Ended January 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.07

Income(loss) from investment operations:
Net investment income	0.02
Net realized and unrealized gain (loss) on investments and foreign currencies	1.16

Total from investment operations	1.18

Less Distributions
Distributions from net realized gains	—

Net asset value, end of year	$12.25

Total Return(a):	10.66%
Ratios/Supplemental Data:
Net assets, end of year (000)	$25,361
Average net assets (000)	$17,828
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.02%
Expenses, excluding distribution and service (12b-1) fees	1.02%
Net investment income	.20%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Less than $.005 per share

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Class Z
Year Ended January 31,
2004(b)	2003(b)	2002(b)	2001

$8.13	$10.62	$12.11	$13.20

0.02	— (c)	.04	.02
2.92	(2.49)	(1.24)	.23

2.94	(2.49)	(1.20)	.25

—	—	(.29)	(1.34)

$11.07	$8.13	$10.62	$12.11

36.16%	(23.45)%	(10.21)%	2.98%

$14,584	$27,238	$43,290	$48,638
$26,576	$35,371	$42,718	$61,451

1.02%	1.06%	1.02%	.93%
1.02%	1.06%	1.02%	.93%
.18%	.02%	.40%	.13%

See Notes to Financial Statements.

Jennison 20/20 Focus Fund	41

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Jennison 20/20 Focus Fund:

We have audited the accompanying statement of assets and liabilities of Jennison 20/20 Focus Fund, hereafter referred to as the “Fund”, including the portfolio of investments, as of January 31, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the periods presented through January 31, 2003, were audited by another independent registered public accounting firm, whose report dated March 18, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Jennison 20/20 Focus Fund as of January 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

March 28, 2005

42	Visit our website at www.jennisondryden.com

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

David E.A. Carson (70), Trustee since 2003(3) Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): Trustee (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held.(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Trustee since 2003(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Trustee since 1998(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Trustee since 1998(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Investmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Trustee since 1998(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Jennison 20/20 Focus Fund	43

Stephen G. Stoneburn (61), Trustee since 2003(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (66), Trustee since 1998(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (57), President since 2003 and Trustee since 2000(3) Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc., and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (58), Vice President and Trustee since 1998(3) Oversees 166 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer and Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.,

44	Visit our website at www.jennisondryden.com

Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (47), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of Pl; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (51), Acting Anti-Money Laundering Compliance Officer since 2004(3)

Vice President, Prudential (since July 1997): Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.: formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

(†)	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Jennison Associates LLC or Jennison) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

Jennison 20/20 Focus Fund	45

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

46	Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 1/31/05
	One Year	Five Years	Since Inception
Class A	4.36%	–0.10%	4.97%
Class B	4.55	0.10	5.06
Class C	8.55	0.28	5.06
Class R	N/A	N/A	N/A
Class Z	10.66	1.30	6.12

Average Annual Total Returns (Without Sales Charges) as of 1/31/05
	One Year	Five Years	Since Inception
Class A	10.43%	1.04%	5.87%
Class B	9.55	0.28	5.06
Class C	9.55	0.28	5.06
Class R	N/A	N/A	N/A
Class Z	10.66	1.30	6.12

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%(Class A shares).

Visit our website www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Classes A, B, C, and Z, 7/1/98; Class R, 6/14/04.

The graph compares a $10,000 investment in the Jennison 20/20 Focus Fund (Class A shares) with a similar investment in the S&P 500 Index and the Russell 1000 Index by portraying the initial account values at the commencement of operations of Class A shares (July 1, 1998) and the account values at the end of the current fiscal year (January 31, 2005) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Classes B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through January 31, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of mid- to large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2005, the Fund charged a maximum front-end sales charge of 5% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a CDSC of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but have a CDSC of 1% for Class C shares redeemed within 12 months from the date of purchase and an annual 12b-1 fee of 1%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Jennison 20/20 Focus Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

TRUSTEES
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer and Secretary • Deborah A. Docs, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Officer • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

Jennison 20/20 Focus Fund
Share Class	A	B	C	R	Z
NASDAQ	PTWAX	PTWBX	PTWCX	PTWRX	PTWZX
CUSIP	476295100	476295209	476295308	476295506	476295407

An investor should consider the investment objectives, risks, and charges and expenses of the
Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, Jennison 20/20 Focus Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at Jennison 20/20 Focus Fund, Philadelphia, PA 19176. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.jennisondryden.com within 60 days after the end of the fiscal quarter.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison 20/20 Focus Fund
Share Class	A	B	C	R	Z
NASDAQ	PTWAX	PTWBX	PTWCX	PTWRX	PTWZX
CUSIP	476295100	476295209	476295308	476295506	476295407

MF183E    IFS-A101933    Ed. 03/2005

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended January 31, 2005 and January 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $20,200 and $16,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2)	Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant for the fiscal years 2004 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2005 was $33,500. There were no non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2004.

(h)	Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Jennison 20/20 Focus Fund

By (Signature and Title)*	/s/ DEBORAH A. DOCS
Deborah A. Docs Assistant Secretary

Date March 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice President and Principal Executive Officer

Date March 23, 2005

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres Treasurer and Principal Financial Officer

Date March 23, 2005

*	Print the name and title of each signing officer under his or her signature.